EXHIBIT 10.4

IRON MOUNTAIN INCORPORATED
EXECUTIVE DEFERRED COMPENSATION PLAN

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SECOND AMENDMENT

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Iron Mountain Incorporated (the “Company”) hereby amends the Iron Mountain Incorporated Executive Deferred Compensation Plan, as previously amended (the “Plan”).

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1.             Section 6.1 of the Plan shall be amended by adding the following new Section 6.1(d) and designating the existing Section 6.1(d) as 6.1(e):

(d)           Notwithstanding the other provisions of this Section 6.1, any election by a Participant on a Deferral Form filed before January 1, 2004 shall be respected in accordance with its terms.  To the extent necessary, the Committee shall allocate earnings and losses among the portions of an Account attributable to deferrals in different years, and may do so by any method the Committee deems reasonable.

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2.             Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed in its name and on its behalf this 8 day of July, 2004.

IRON MOUNTAIN INCORPORATED

By:	/s/ Patricia M. Bowler

Patricia M. Bowler